EXHIBIT 10.1

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

Dated as of July 22, 2022

By and Among

EASTERLY GOVERNMENT PROPERTIES LP,

as Borrower,

EASTERLY GOVERNMENT PROPERTIES, INC.,

as Parent,

THE GUARANTORS NAMED HEREIN,

as Guarantors,

THE INITIAL LENDERS AND THE INITIAL ISSUING BANKS NAMED HEREIN,

as Initial Lenders and Initial Issuing Banks,

and

CITIBANK, N.A.,

as Administrative Agent,

with

WELLS FARGO BANK, N.A.,

and

PNC BANK, NATIONAL ASSOCIATION,

as Co‑Syndication Agents,

BMO HARRIS BANK, N.A., RAYMOND JAMES BANK, ROYAL BANK OF CANADA and TRUIST BANK

as Co-Documentation Agents,

and

CITIBANK, N.A.,

WELLS FARGO SECURITIES, LLC,

and

PNC CAPITAL MARKETS LLC,

as Joint Lead Arrangers and Joint Book Running Managers

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”) is entered into as of July 22, 2022 (the “Amendment Effective Date”) among EASTERLY GOVERNMENT PROPERTIES LP, a Delaware limited partnership (the “Borrower”), EASTERLY GOVERNMENT PROPERTIES, INC., a Maryland corporation (the “Parent”), the entities listed on the signature pages hereto as the subsidiary guarantors from time to time (together with any Additional Guarantors from time to time party to the Credit Agreement, the “Subsidiary Guarantors” and, together with the Parent, the “Guarantors”), the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the initial lenders (the “Initial Lenders”), CITIBANK, N.A., Wells Fargo Bank, N.A. (“Wells Fargo”) and PNC Bank, National Association (“PNC”), as the initial issuers of Letters of Credit (the “Initial Issuing Banks”) and CITIBANK, N.A. (“Citi”), as administrative agent (together with any successor administrative agent appointed pursuant to Section 8.06 of the Credit Agreement, the “Administrative Agent”) for the Lender Parties, with WELLS FARGO BANK, N.A. and PNC BANK, NATIONAL ASSOCIATION, as co‑syndication agents (the “Syndication Agents”), BMO HARRIS BANK, N.A., RAYMOND JAMES BANK, ROYAL BANK OF CANADA and TRUIST BANK (as successor by merger to SunTrust Bank), as co-documentation agents (the “Co-Documentation Agents”) and Citi, WELLS FARGO SECURITIES, LLC and PNC CAPITAL MARKETS LLC, as joint lead arrangers and joint book running managers (the “Arrangers”).

Recitals

The Borrower, the Parent, the Guarantors, the Initial Lenders, the Initial Issuing Banks, the Administrative Agent, the Syndication Agents, the Co-Documentation Agents, and the Arrangers are parties to that certain Second Amended and Restated Credit Agreement dated as of July 23, 2021 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.  The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement to extend the Delayed Draw Period and the Lenders are willing to make such amendments to the Credit Agreement in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Article I
AMENDMENTS TO CREDIT AGREEMENT

1.1Amendment of the Definition of Delayed Draw Period.  The definition of Delayed Draw Period in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Delayed Draw Period” means the period commencing on the Closing Date and ending on July 24, 2023.

Article II
CONDITIONS TO EFFECTIVENESS

2.1Closing Conditions.  This Amendment shall become effective as of the Amendment Effective Date upon receipt of this Amendment duly executed by each of the Loan Parties and those Lenders, the consent from which is required under Section 9.01 of the Credit Agreement.

Article III
MISCELLANEOUS

3.1Amended Terms.  On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment.  Except as specifically amended and modified hereby, the Credit Agreement and each of the other Loan Documents are hereby ratified and confirmed by the Loan Parties and shall remain in full force and effect according to their respective terms.

3.2Representations and Warranties of Loan Parties.  Each of the Loan Parties represents and warrants as follows:

(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)After giving effect to this Amendment, the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects and except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date, and except further to the extent any such representations and warranties that are no longer true and correct as a result of factual changes since the Closing Date that are permitted under the Credit Agreement) as of the date hereof (except for those which expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

(e)After giving effect to this Amendment, there exists no Default or Event of Default under any of the Loan Documents.

(f)The Obligations are not subject to any offsets, defenses or counterclaims.

3.3Reaffirmation of Obligations.  Except as specifically amended or modified hereby, each Loan Party hereby ratifies the Credit Agreement and the other Loan Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of the Obligations.

3.4Loan Document.  This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and modified by this Amendment. No amendment, modification, or waiver of any of the provisions of this Amendment by any party hereto shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto.

3.5Expenses.  Each Loan Party agrees jointly and severally to pay, in accordance with Section 9.04 of the Credit Agreement, all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation, the reasonable and documented fees and expenses of Shearman & Sterling LLP, counsel for the Administrative Agent.

3.6Further Assurances.  The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7Entirety.  This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8Counterparts; Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart to this Amendment by telecopy or other electronic means (e.g., PDF by e-mail) shall be effective as an original and shall constitute a representation that an original will be delivered.  Copies of originals, including copies delivered by facsimile, .pdf, or other electronic means, shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Agreement and each other Loan Document.  The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce

Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an electronic signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.  Without limitation of the foregoing, (a) to the extent the Administrative Agent has agreed to accept such electronic signature, the Administrative Agent and each of the Lenders shall be entitled to rely on any such electronic signature purportedly given by or on behalf of any Loan Party or any other party hereto  without further verification and regardless of the appearance or form of such electronic signature and (b) upon the request of the Administrative Agent or any Lender, any electronic signature shall be promptly followed by a manually executed counterpart.  Each Loan Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment and/or any other Loan Document based solely on the lack of paper original copies of this Amendment and/or such other Loan Document and (ii) any claim against the Administrative Agent, each Lender for any liabilities arising solely from such Person’s reliance on or use of electronic signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any electronic signature.

3.9No Actions, Claims, Etc.  As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lender Parties, or the Administrative Agent’s or the Lender Parties’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.10GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3.11Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.16 and 9.18 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Second Amended and Restated Credit Agreement to be duly executed as of the Amendment Effective Date.

BORROWER:

EASTERLY GOVERNMENT PROPERTIES LP,
a Delaware limited partnership

By:	EASTERLY GOVERNMENT PROPERTIES,
INC., a Maryland corporation,
its sole General Partner

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Executive Vice President, Chief
Financial Officer and Chief Operating Officer

PARENT:

EASTERLY GOVERNMENT PROPERTIES, INC.

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Executive Vice President, Chief
Financial Officer and Chief Operating Officer

[Signatures continue]

[Signature Page to First Amendment to Second A&R Credit Agreement]

SUBSIDIARY GUARANTORS:

USGP ALBANY DEA, LLC, a Delaware limited
liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

USGP DALLAS DEA LP, a Delaware limited
partnership

By: USGP DALLAS 1 G.P., LLC, its general partner

	By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

USGP DEL RIO CH LP, a Delaware limited
partnership

By: USGP DEL RIO 1 G.P., LLC, its general partner

	By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

USGP FRESNO IRS, LLC, a Delaware limited
liability company

By: USGP FRESNO IRS MEMBER LLC, its sole
member

	By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

USGP SAN ANTONIO LP, a Delaware limited
partnership

By: USGP SAN ANTONIO GP, LLC, its general
partner

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

[Signature Page to First Amendment to Second A&R Credit Agreement]

37 NINE MILE ROAD LLC, a Delaware limited
liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

USGP ALBUQUERQUE USFS I, LLC, a Delaware limited liability company

By: USGP ALBUQUERQUE USFS I MEMBER, LLC, its sole member

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

USGP II ARLINGTON PTO LP, a Delaware
limited partnership

By: USGP II ARLINGTON PTO GENERAL PARTNER LLC,
its general partner

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer
USGP II LAKEWOOD DOT LP, a Delaware limited partnership

By: USGP II LAKEWOOD DOT GENERAL PARTNER LLC, its general partner

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

[Signature Page to First Amendment to Second A&R Credit Agreement]

USGP II LITTLE ROCK FBI LP, a Delaware limited partnership

By: USGP II LITTLE ROCK FBI GENERAL PARTNER LLC, its general partner

	By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

USGP II MARTINSBURG USCG LP, a Delaware limited partnership

By: USGP II MARTINSBURG USCG GENERAL PARTNER LLC, its general partner

	By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

USGP II OMAHA FBI LP, a Delaware limited partnership

By: USGP II OMAHA FBI GENERAL PARTNER LLC, its general partner

	By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP CH EL CENTRO LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

[Signature Page to First Amendment to Second A&R Credit Agreement]

EGP DEA NORTH HIGHLANDS LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier Title: Chief Financial and Operating Officer

EGP DEA RIVERSIDE LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP DEA SANTA ANA LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP DEA VISTA LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP DEA WH SAN DIEGO LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

[Signature Page to First Amendment to Second A&R Credit Agreement]

EGP SSA SAN DIEGO LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP HUNTER LUBBOCK LP, a Delaware limited partnership

By: EGP LUBBOCK GP LLC, its general partner

	By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer
USGP II LAKEWOOD WAPA LP, a Delaware limited partnership

By: USGP II LAKEWOOD WAPA GENERAL PARTNER LLC, its general partner

	By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP CH ABERDEEN LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 2297 OTAY LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP USCIS LINCOLN LLC, a Delaware limited liability company

[Signature Page to First Amendment to Second A&R Credit Agreement]

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP DEA Lab Dallas LP, a Delaware limited partnership
By: EGP DEA LAB DALLAS GENERAL PARTNER LLC, its general partner

	By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 1970 RICHMOND LLC, a Delaware limited liability company

By:		/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 5441 ALBUQUERQUE LLC, a Delaware limited liability company

By:		/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 601 OMAHA LLC, a Delaware limited liability company

By:		/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

[Signature Page to First Amendment to Second A&R Credit Agreement]

EGP 920 BIRMINGHAM LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 300 KANSAS CITY LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 1000 BIRMINGHAM LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 200 ALBANY LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 401 SOUTH BEND LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 8660 SANDY LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 5425 SALT LAKE LLC, a Delaware limited liability company

[Signature Page to First Amendment to Second A&R Credit Agreement]

By:		/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 1540 SOUTH BEND LLC, a Delaware limited liability company

By:		/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 1201 ALAMEDA LLC, a Delaware limited liability company
	By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 10749 LENEXA LLC, a Delaware limited liability company

By:		/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 1547 TRACY LLC, a Delaware limited liability company

By:		/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 5855 SAN JOSE LLC, a Delaware limited liability company

By:		/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 10824 DALLAS LP, a Delaware limited partnership

[Signature Page to First Amendment to Second A&R Credit Agreement]

By: EGP 10824 DALLAS GENERAL PARTNER LLC, its
general partner

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 130 BUFFALO LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 320 CLARKSBURG LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 320 PARKERSBURG LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 500 CHARLESTON LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 2300 DES PLAINES LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

[Signature Page to First Amendment to Second A&R Credit Agreement]

EGP 3000 PITTSBURGH LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 3311 PITTSBURGH LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 85 CHARLESTON LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 7400 BAKERSFIELD LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 7968 BATON ROUGE LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 1440 UPPER MARLBORO LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

[Signature Page to First Amendment to Second A&R Credit Agreement]

EGP 836 BIRMINGHAM LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 22624 STERLING LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 4300 COLLEGE PARK LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 1201 PORTLAND LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 116 SUFFOLK LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 2901 NEW ORLEANS LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

[Signature Page to First Amendment to Second A&R Credit Agreement]

EGP 11201 LENEXA LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 14101 TUSTIN LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

ORANGE VA LLC, a Delaware limited liability company

By: EGP WEST HAVEN LLC, its sole member

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 16401 AURORA LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 660 EL PASO LP, a Delaware limited partnership

By: EGP 660 EL PASO GENERAL PARTNER LLC, its general member

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

[Signature Page to First Amendment to Second A&R Credit Agreement]

EGP 4444 MOBILE LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP CHICO LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 200 MOBILE LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 4136 NORTH CHARLESTON LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 9181 BATON ROUGE LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 2021 BILLINGS LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

[Signature Page to First Amendment to Second A&R Credit Agreement]

EGP 111 JACKSON LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 654 LOUISVILLE LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 717 LOUISVILLE LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 1501 KNOXVILLE LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 318 SPRINGFIELD LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 7220 KANSAS CITY LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

[Signature Page to First Amendment to Second A&R Credit Agreement]

EGP 925 Brooklyn Heights LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

West Indy VA LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

EGP 17101 Broomfield LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

LUBBOCK VA LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

JOHNSON COUNTY VA LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

Chattanooga VA LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

[Signature Page to First Amendment to Second A&R Credit Agreement]

SAN ANTONIO VA LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer
BIRMINGHAM VA LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

COBB COUNTY VA LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer
COLUMBUS VA LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer
EGP 5525 Tampa LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name: Meghan Baivier
Title: Chief Financial and Operating Officer

[Signature Page to First Amendment to Second A&R Credit Agreement]

CITIBANK, N.A., as an Initial Lender

By:	/s/ Chris Albano
Name: Chris Albano
Title: Authorized Signatory

[Signature Page to First Amendment to Second A&R Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as an Initial Lender
By:	/s/ Katie Chowdhry
Name: Katie Chowdhry
Title: Senior Vice President

[Signature Page to First Amendment to Second A&R Credit Agreement]

WELLS FARGO BANK, N.A., as an Initial Lender
By:	/s/ Scott S. Solis
Name: Scott S. Solis
Title: Managing Director

[Signature Page to First Amendment to Second A&R Credit Agreement]

BMO HARRIS BANK N.A., as an Initial Lender
By:	/s/ Rebecca Liu Chabanon
Name: Rebecca Liu Chabanon
Title: Vice President

[Signature Page to First Amendment to Second A&R Credit Agreement]

RAYMOND JAMES BANK, as an Initial Lender
By:	/s/ Alex Sierra
Name: Alex Sierra
Title: Vice President

[Signature Page to First Amendment to Second A&R Credit Agreement]

ROYAL BANK OF CANADA, as an Initial Lender
By:	/s/ Brian Gross
Name: Brian Gross
Title: Authorized Signatory

[Signature Page to First Amendment to Second A&R Credit Agreement]

TRUIST BANK, as an Initial Lender
By:	/s/ C. Vincent Hughes, Jr.
Name: C. Vincent Hughes, Jr.
Title: Director

[Signature Page to First Amendment to Second A&R Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as an Initial Lender
By:	/s/ Jessica W. Phillips
Name: Jessica W. Phillips
Title: Authorized Signatory

[Signature Page to First Amendment to Second A&R Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as an Initial Lender
By:	/s/ Timothy J. Tillman
Name: Timothy J. Tillman
Title: Senior Vice President

[Signature Page to First Amendment to Second A&R Credit Agreement]